UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023 (July 25, 2023)

GLOBAL TECHNOLOGIES, LTD

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25668	86-0970492
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Campus Dr., Suite 105

Parsippany, NJ 07054

(Address of Principal Executive Office) (Zip Code)

(973) 233-5151

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GTLL	OTC Markets “PINK”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously reported on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 20, 2023, the Company (the “Buyer”) and TXC Services, LLC (“Seller”) (together, the “Parties”) entered into a Membership Interest Purchase Agreement (“MIPA”) for the purchase of all 2,500,000 issued and outstanding Membership Units (“Membership Units”) of Fox Trot Tango, LLC (“FTT”), a Delaware limited liability company.

On July 25, 2023, the Parties entered into an Amended and Restated Membership Interest Purchase Agreement, Assignment, Secured Convertible Note, Securities Purchase Agreement and a Security Agreement and Pledge of Membership Units. In addition, the Company executed a Guaranty Agreement for the benefit of TK Management Services, LLC.

On this same date, the Company’s new wholly owned subsidiary, FTT, executed a Deed to Secure Debt in favor of the Seller.

Amended and Restated Membership Interest Purchase Agreement (“Amended MIPA”)

The purchase price for the purchase of all Membership Units shall be $6,500,000 payable from the Buyer to the Seller as follows:

(a) Buyer’s assumption of a certain promissory note in favor of TK Management Services, Inc. (“TK”), in the principal amount of $1,500,000 dated January 6, 2022 (“TK Secured Note”) secured by the Property as collateral, pursuant to a certain Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing (“TK Security Deed”) and other liabilities; and

(b) The issuance of a Secured Convertible Note, in the principal amount of $1,600,000, in favor of Seller (“Seller Secured Note”) and Securities Purchase Agreement (“Seller SPA”), secured by the Property as collateral, pursuant to a certain Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing (“Seller Security Deed”), subordinate to the TK Security Deed and by the Purchased Interest; and

(c) Earn-Out Lease Milestones. Seller shall receive up to Six Hundred and Eighty (680) shares of Series L Preferred Stock (“Series L Preferred”) valued at up to $3,400,000, based on the following earn-out lease milestones:

(i)	Lease of 25% of the square footage of the Property, Seller shall receive 25% of the Series L Preferred;
(ii)	Lease of 50% of the square footage of the Property, Seller shall receive 50% of the Series L Preferred;
(iii)	Lease of 75% of the square footage of the Property, Seller shall receive 75% of the Series L Preferred; and
(iv)	Lease of 100% of the Property, Seller shall receive 100% of the Series L Preferred.

In the event that the Buyer is in default under this Agreement, or any of the Transaction Documents including, but not limited to, the assumption and guaranty of the TK Secured Note, the TK Security Deed, the Seller Secured Note, Seller SPA, the Seller Security Deed or if Buyer fails to issue to Seller duly authorized the Series L Preferred, the Seller shall have the right to exercise any and all remedies under the this Agreement and the other Transaction Documents, including, but not limited to, exercising its right to receive a return of the Purchased Interest pursuant to an assignment from Buyer, without recourse by the Buyer, in accordance with the Collateral Assignment.

Securities Purchase Agreement (“Seller SPA”)

On July 25, 2023, the Company and TXC Services, LLC entered into the Seller SPA for the issuance and sale of a Secured Convertible Note with an initial principal amount of $1,600,000 (the “Seller Secured Note”).

The Securities Purchase Agreement provides for the purchase by the Investor and the sale by the Company of the Seller Secured Note. The Securities Purchase Agreement contains representations and warranties of the Company and the Investor that are typical for transactions of this type. The representations and warranties made by the Company in the Securities Purchase Agreement are qualified by reference to certain exceptions contained in disclosure schedules delivered to the Investor. Accordingly, the representations and warranties contained in the Securities Purchase Agreement should not be relied upon by third parties who have not reviewed those disclosure schedules and the documentation surrounding the transaction as a whole.

The Securities Purchase Agreement also obligates the Company to indemnify the Investor for certain losses resulting from (1) any misrepresentation or breach of any representation or warranty made by the Company or any subsidiary of the Company, (2) any breach of any obligation of the Company or, any subsidiary of the Company, of the Securities Purchase Agreement or any agreements and instruments entered into or connection with the Securities Purchase Agreement and (3) certain third party claims.

Secured Convertible Note (“Seller Secured Note”)

On July 25, 2023, the Company and FTT (collectively, the “Borrower”) executed the Seller Secured Note payable to TXC Services, LLC (“Holder”) in the principal amount of $1,600,000. The Seller Secured Note has a term of one (1) year, Maturity Date of July 25, 2024, and bears interest at 6% per annum. Any Principal Amount or interest on this Seller Secured Note which is not paid when due shall bear interest at the rate of eighteen percent (18%) per annum from the due date thereof until the same is paid (“Default Interest”).

The Seller Secured Note is convertible, in whole or in part, at any time and from time to time before maturity at the option of the Holder. The per share conversion price into which Principal Amount and interest (including any Default Interest) under this Seller Secured Note shall be convertible into shares of Common Stock hereunder shall be 100% multiplied by the Market Price (as defined herein) subject to adjustment as described herein (“Conversion Price”). “Market Price” means the lowest one (1) Trading Price (as defined below) for the Common Stock during the three (3) Trading Day period ending on the last complete Trading Day prior to the Conversion Date subject to adjustment as provided in this Seller Secured Note. The Seller Secured Note will contain certain limitations on conversion. It provides that no conversion may be made if, after giving effect to the conversion, the Investor would own in excess of 9.99% of the Company’s outstanding shares of Common Stock. This percentage may be increased or decreased to a percentage not to exceed 9.99%, at the option of the Investor, except any increase will not be effective until 61 days prior notice to the Company.

The Seller Secured Note will impose penalties on the Company for any failure to timely deliver any shares of its Common Stock issuable upon conversion.

The Seller Secured Note will contain events of default that are typical for transactions of this type, as well as the following events:

●

the failure to issue Conversion Shares registered with the SEC or pursuant an exemption of the applicable Registration Statement in accordance with Regulation A. from and after the Public Company Date, the suspension from trading or the failure of the Common Stock to be trading or listed (as applicable) on an Eligible Market for a period of five (5) consecutive Trading Days;

●	except to the extent the Company is in compliance with Section 9(b), at any time following the tenth (10th) consecutive day that the Holder’s Authorized Share Allocation (as defined in Section 9(a)) is less than 200% of the sum of (A) the number of shares of Common Stock that the Holder would be entitled to receive upon a conversion of the full Conversion Amount of this Note (without regard to any limitations on conversion set forth in Section 3(d) or otherwise;

●	waste committed on the Real property, or damage to the Real Property as a result of the intentional misconduct or gross negligence of the Borrower;

●	the failure of the Company to pay property taxes, assessments, or other charges, and/or failure to procure and maintain the insurance policies for the Real Property;

●	the failure to deliver and insurance or condemnation proceeds or awards or any security deposits received by Borrower;

●	the failure of fixtures and/or personal property from the Real Property to the extent not replaced by comparable fixtures;

●	the occurrence of any default under, redemption of or acceleration prior to maturity of any indebtedness of the Company or a subsidiary;

●	the invalidity of any material provision of the Security Documents or if the enforceability of validity of any material provision of the Security Documents is contested by the Company;

●	the failure of the Security Documents to perfect or maintain the Investor’s first priority security interest; and

●	the failure to comply with certain covenants of the Seller Secured Note.

The Seller Secured Note will contain a variety of covenants on the part of Company that are typical for transactions of this type, as well as the following covenants:

●	the Seller Secured Note will rank senior to all other indebtedness of the Company, except that it shall remain subordinate to the TK Security Deed;

●	the Company will not incur other indebtedness, except for certain permitted indebtedness;

●	the Company will not incur any liens, except for certain permitted liens;

●	the Company will not, directly or indirectly, redeem or repay all or any portion of any permitted indebtedness if at the time such payment is due or is made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an event of default has occurred and is continuing; and

●	the Company will not redeem, repurchase or pay any dividend or distribution on its Common Stock or any other capital stock.

Secured Promissory Note between Fox Trot Tango, LLC and TK Management Services, LLC (“TK Secured Note”)

On January 6, 2023, Fox Trot Tango, LLC (the “Borrower”) issued the TK Secured Note to TK Management Services, LLC (the “Lender”) in the principal amount of 1,500,000. The TK Secured Note accrues interest at 12% per annum and matures in one year, January 6, 2024 (the “Maturity Date”). In the event of default, the TK Secured Note shall accrue interest at 12% per annum. At Closing, the Borrower prepaid six months of interest and a $15,000 origination fee. Monthly payments of $15,000 begin on August 6, 2023, with a balloon payment due at the Maturity Date.

The TK Secured Note and the Secured Indebtedness are secured by the TK Security Deed. In the event of default, the Lender shall have all of the rights and remedies reserved in the TK Security Deed and other loan documents and shall have full recourse to the Real Property and other collateral.

Guaranty Agreement between the Company and TK Management Services, LLC

Global Technologies, Ltd (“Guarantor”) agreed to assume and guaranty all liabilities and obligations under the TK Secured Note and TK Security Deed previously executed by its new wholly owned subsidiary, Fox Trot Tango, LLC (“Borrower”).

Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all presently existing and future Guaranteed Obligations.

Security Agreement and Pledge of Membership interest between the Company and TXC Services, LLC

Global Technologies, Ltd (“Pledgor”) has agreed to grant to TXC Services, LLC (“Pledgee”) a security interest (the “Security Interest”) in and to all of its right, title and ownership interest in and to the Interests whether derived under the Certificate of Formation, the Operating Agreement, or otherwise, including, the Pledgor’s status as a Member of Fox Trot Tango, LLC (“FTT”), and the Pledgor’s right to participate in the management of the business and affairs of FTT (“Collateral”) to secure all liabilities and obligations of Pledgor to Pledgee.

To secure the complete and timely satisfaction of all liabilities, indebtedness and obligations of Pledgor to Pledgee under the Transaction Documents (collectively, the “Obligations”) pertaining to the Amended MIPA, the Pledgor herewith pledges, delivers, and assigns to the Pledgee and grants a first lien and security interest in favor of the Pledgee in and to the Interest (including Pledgor Total Rights in the Company). Provided there is not an Event of Default (as defined below), the aforesaid pledge shall be released within five (5) days after the date when the Pledgor and Company) have performed all Obligations under the Transaction Documents.

The Pledgor does hereby appoint Pledgee or its assignee, as Pledgor’s true and lawful attorney and in its name, place and stead, upon the occurrence of an Event of Default to cause the Interests to be transferred on the books of FTT to the name of Pledgee or to such other party as is designated by Pledgee. In furtherance of the preceding, Pledgor has delivered to Pledgee the Assignment of Member’s Interests, which instrument Pledgee shall hold in escrow and shall be entitled to (but not obligated to) release from escrow upon the occurrence of an Event of Default under any of the Transaction Documents.

The foregoing provides only brief descriptions of the material terms of the Transaction documents and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of each document filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES.

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

The issuance of the Seller Secured Note due July 25, 2024 and the issuance of the shares of common stock issuable upon conversion of the Seller Secured Note will be exempt from registration under Securities Act Section 4(a)(2) and Securities Act Rule 506(b). The Investor is sophisticated and represented in writing that they were an accredited investor and acquired the securities for their own account for investment purposes. A legend will be placed on the Seller Secured Note and the stock certificates issued upon conversion of the Seller Secured Note, subject to the terms of the transaction documents, stating that the securities have not been registered under the Securities Act and cannot be sold or otherwise transferred without registration or an exemption therefrom.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Membership Interest Purchase Agreement between the Company and TXC Services, LLC dated July 25, 2023
10.2	Assignment of Membership Units between the Company and TXC Services, LLC dated July 25, 2023
10.3	Secured Promissory Note between Foxx Trot Tango, LLC and TK Management Services, LLC dated January 06, 2023
10.4	TK Management Services, LLC Security Deed dated January 06, 2023
10.5	Guaranty Agreement between the Company and TK Management Services, LLC dated July 25, 2023
10.6	Secured Convertible Note between the Company and TXC Services, LLC dated July 25, 2023
10.7	Securities Purchase Agreement between the Company and TXC Services, LLC dated July 25, 2023
10.8	Security Deed between the Company and TXC Services, LLC dated July 25, 2023
10.9	Security Agreement and Pledge of Membership interest between the Company and TXC Services, LLC dated July 25, 2023
10.10	Third Amended and Restated Limited Liability Company Agreement dated July 25, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL TECHNOLOGIES, LTD

Date: July 31, 2023	By:	/s/ Fredrick Cutcher
	Name:	Fredrick Cutcher
	Title:	Chief Executive Officer